UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

Kodiak Gas Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9950 Woodloch Forest Dr., 19th Floor, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (936) 539-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, governmental and regulatory approvals are required to complete the transactions contemplated by the Agreement and Plan of Merger, dated December 19, 2023 by and between Kodiak Gas Services, Inc. (“Kodiak”), Kodiak Gas Services, LLC, Kick Stock Merger Sub, LLC, Kick GP Merger Sub, LLC, Kick LP Merger Sub, LLC, CSI Compressco LP (the “Partnership”) and CSI Compressco GP LLC (the “Merger Agreement”). These approvals include the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Kodiak and the Partnership each filed the required Notification and Report Forms under the HSR Act (each, an “HSR notification”) on January 3, 2024. Kodiak withdrew its HSR notification on February 2, 2024 and refiled its HSR notification on February 6, 2024. The 30 calendar day waiting period under the HSR Act expired at 11:59 p.m. on March 7, 2024. Kodiak expects the transactions contemplated by the Merger Agreement to close on or about April 1, 2024.

About Kodiak Gas Services, Inc.

Kodiak is one of the largest contract compression services providers in the continental United States with a revenue-generating fleet of over 3.2 million horsepower. Kodiak focuses on providing contract compression services to oil and gas producers and midstream customers in high-volume gas gathering systems, processing facilities, multi-well gas lift applications and natural gas transmission systems. More information is available at www.kodiakgas.com.

Important Information about the Transaction and Where to Find It

In connection with the Merger Agreement and the mergers contemplated by the Merger Agreement (the “Mergers”), Kodiak filed with the U.S. Securities and Exchange Commission (the “SEC”) Kodiak’s registration statement on Form S-4/A (Registration No. 333-276508) (the “Registration Statement”), that included a consent statement of the Partnership and a prospectus of Kodiak, which has been declared effective. The Mergers have been submitted to the Partnership’s unitholders for their consideration. The Partnership and Kodiak may also file other documents with the SEC regarding the Mergers. A definitive consent statement/prospectus has been mailed to unitholders of the Partnership. This communication is not a substitute for the Registration Statement or the definitive consent statement/prospectus that were filed with the SEC or any other documents that Kodiak or the Partnership (as applicable) may file with the SEC or send to unitholders of the Partnership in connection with the Mergers. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGERS, INVESTORS AND UNITHOLDERS OF THE PARTNERSHIP ARE URGED TO READ THE REGISTRATION STATEMENT, CONSENT STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS AND RELATED MATTERS.

The Registration Statement and consent statement/prospectus, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Partnership or Kodiak with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from the Partnership at the Partnership’s website at www.csicompressco.com or by directing a request to the Partnership’s Investor Relations Department at jon.byers@csicompressco.com or Kodiak at www.kodiakgas.com or by directing a request to Kodiak’s Investor Relations Department at IR@kodiakgas.com.

Participants in the Solicitation

The Partnership, Kodiak and certain of their respective executive officers, directors, other members of management and employees (including those of the Partnership’s general partner) may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the Mergers. Information regarding the directors and executive officers of the Partnership’s general partner is available in the section titled “Part III. Item 10. Directors, Executive Officers, and Corporate Governance” on page 50 of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 1, 2024 (and available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001449488/000144948824000013/cclp-

20231231.htm). Information regarding Kodiak’s directors and executive officers is available in the section titled “Part III. Item 10. Directors, Executive Officers and Corporate Governance” beginning on page 68 of Kodiak’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 7, 2024 (and available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001767042/000176704224000011/kgs-20231231.htm). These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise are contained in the Registration Statement and the definitive consent statement/prospectus and other relevant materials relating to the Mergers to be filed with the SEC. Security holders, potential investors and other readers should read the definitive consent statement/prospectus carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This communication relates to the Mergers between Kodiak and the Partnership and is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, pursuant to the Mergers or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement for Purposes of Forward-Looking Statements

This communication contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding: (i) expected operating results, such as revenue growth and earnings, including upon consummation of the Mergers, and our ability to service our indebtedness; (ii) anticipated levels of capital expenditures and uses of capital; (iii) current or future volatility in the credit markets and future market conditions; (iv) potential or pending acquisition transactions, including the Mergers, or other strategic transactions, the timing thereof, the receipt of necessary approvals to close such acquisitions, our ability to finance such acquisitions, and our ability to achieve the intended operational, financial, and strategic benefits from any such transactions; (v) expected synergies and efficiencies to be achieved as a result of the Mergers; (vi) expectations regarding the leverage and dividend profile upon consummation of the Mergers, including the amount and timing of future dividend payments; (vii) expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings; (viii) production and capacity forecasts for the natural gas and oil industry; (ix) strategy for customer retention, growth, fleet maintenance, market position and financial results; (x) our interest rate hedges; and (xi) strategy for risk management.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) a reduction in the demand for natural gas and oil; (ii) the loss of, or the deterioration of the financial condition of, any of our key customers; (iii) nonpayment and nonperformance by our customers, suppliers or vendors; (iv) competitive pressures that may cause us to lose market share; (v) the structure of our Compression Operations contracts and the failure of our customers to continue to contract for services after expiration of the primary term; (vi) our ability to consummate the Mergers on a timely basis or at all; (vii) our ability to successfully integrate any acquired businesses, including the Partnership, and realize the expected benefits thereof; (viii) difficulties, expenses and delays in meeting the conditions required for the closing of the Mergers; (ix) our ability to fund purchases of additional compression equipment; (x) a deterioration in general economic, business, geopolitical or industry conditions, including as a result of the conflict between Russia and Ukraine and the Israel-Hamas war, inflation, and slow economic growth in the United States; (xi) a downturn in the economic environment, as well as inflationary pressures; (xii) tax legislation and administrative initiatives or challenges to our tax positions; (x) the loss of key management, operational personnel or qualified technical personnel; (xiii) our dependence on a limited number of suppliers; (xiv) the cost of compliance with existing and new governmental regulations, including climate change legislation; (xv) the cost of compliance with regulatory initiatives and stakeholder pressures, including ESG scrutiny; (xvi) the inherent risks associated with our operations, such as equipment defects and malfunctions; (xvii) our reliance on third-party components for use in our IT systems; (xviii) legal and reputational risks and expenses relating to the privacy, use and security of employee and client information; (xix) threats of cyber-attacks or terrorism; (xx) agreements that govern our debt contain features that may limit our ability to operate our business and fund future growth and also increase our exposure to risk during adverse economic conditions; (xxi) volatility in interest rates; (xxii) our ability to access the capital and credit markets or borrow on affordable terms to obtain additional capital that we may require; (xxiii) the effectiveness of our disclosure controls and procedures; (xxiv) the risk that disruptions from the Mergers will harm our or the Partnership’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; (xxv) potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the Mergers; (xxvi) potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the Mergers that could affect our and/or the Partnership’s financial performance and operating results; (xxvii) certain restrictions during the pendency of the Mergers that may impact our or the Partnership’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; and (xxviii) such other factors as discussed throughout the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission on March 7, 2024.

Any forward-looking statement made by us in this communication is based only on information currently available to us and speaks only as of the date on which it is made. Except as may be required by applicable law, we undertake no obligation to publicly update any forward-looking statement whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Gas Services, Inc.

Date: March 8, 2024	By:	/s/ Kelly M. Battle
	Name:	Kelly M. Battle
	Title:	Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary